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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.



                                   FORM 8-K/A



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): August 13, 1999


                            IEA INCOME FUND IX, L.P.
             (Exact name of registrant as specified in its charter)



            California                      0-18169                      94-3069954
   (State or other jurisdiction      (Commission File No.)         (IRS Employer I.D. No.)
 of incorporation or organization)


         444 Market Street, 15th Floor, San Francisco, California 94111
              (Address of principal executive offices) (zip code)


                  Registrant's telephone number: (415) 677-8990


          (Former name or former address, if changed since last report)

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           This amendment is being filed for the purpose of replacing the Form
           8-K filed on August 20, 1999 due to the fact that the signature to the filing was inadvertently omitted.

Item 4.    Changes in Registrant's Certifying Accountant

           (a) On August 13, 1999, Moore Stephens, P.C. ("Moore Stephens") was dismissed as auditors of the Registrant. The Cronos Group, a Luxembourg holding company (the "Parent Company") is the indirect corporate parent of Cronos Capital Corp. (the "General Partner"), the General Partner of the Registrant. The decision to change auditors was made by the Parent Company, acting through its Board of Directors and Cronos Capital Corp.

               Moore Stephens' report on the Registrant's financial statements for the years ended December 31, 1998 and 1997 contained an unqualified opinion.

               During the Registrant's two most recent fiscal years, December 31, 1998 and 1997, and the subsequent interim period preceding such dismissal, there were no disagreements between Moore Stephens and the Registrant regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which would have caused Moore Stephens to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements.

               During the Registrant's two most recent fiscal years, December 31, 1998 and 1997, internal controls existed to the extent that Moore Stephens was not required to advise the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements did not exist. No information came to Moore Stephens' attention that led it to no longer be able to rely on management's representations, or unwilling to associate with the Registrant's financial statements.

               During the Registrant's two most recent fiscal years, December 31, 1998 and 1997, and any subsequent interim period preceding such dismissal, Moore Stephens has not advised the Registrant that there has been a need to expand the scope of its audit, or that information has come to its attention that if further investigated, would materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements; or cause Moore Stephens to be unwilling to rely on the representations of the Registrant's management or be associated with the Registrant's financial statements.

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           (b) On August 16, 1999, the General Partner, on behalf of the
               Registrant, engaged Deloitte & Touche LLP ("Deloitte & Touche") as the Registrant's independent auditors. During the Registrant's two most recent fiscal years, December 31, 1998 and 1997 and the subsequent period prior to engaging Deloitte & Touche, the Registrant had no consultations with Deloitte & Touche regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements. No written reports were provided to the Registrant or oral advice provided that Deloitte & Touche concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue. In addition, there were no matters that were either the subject of disagreement or a reportable event.

               The engagement of Deloitte & Touche by the Parent Company is subject to the approval of the shareholders of the Parent Company at the next annual meeting of shareholders to be held later this year.


Item 7.        Financial Statements and Exhibits

               (c)   Exhibits

               (16) - Letter from Moore Stephens, P.C. regarding change in certifying accountants.

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        IEA INCOME FUND IX, L.P.


Date:   August 20, 1999                 By:    CRONOS CAPITAL CORP.
                                        The General Partner

                                        By:  /s/ Dennis J. Tietz
                                             -----------------------------------
                                             Dennis J. Tietz
                                             President and Director of Cronos
                                             Capital Corp.
                                             Principal Executive Officer of CCC